UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 19, 2008

McCormick & Schmick’s Seafood Restaurants, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50845	20-1193199
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 SW Washington Street

Suite 550

Portland, Oregon 97205

(Address of principal executive offices)

(503) 226-3440

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICER; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On March 19, 2008, the Company granted to the following officers shares of restricted stock. Each of the grants vests annually over three years.

Officer	Shares
Douglas L. Schmick, Chief Executive Officer	12,040
Emanuel N. Hilario, Chief Financial Officer	8,600
Michael B. Liedberg, Executive Vice President of Operations	3,440
Jeffrey H. Skeele, Senior Vice President of Operations	3,096
Martin P. Gardner, Vice President of Finance	2,580

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McCormick & Schmick’s Seafood Restaurants, Inc.

Date: March 21, 2008	By:	/s/ Emanuel N. Hilario
		Name:	Emanuel N. Hilario
		Title:	Chief Financial Officer
(principal financial and accounting officer)